UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 22, 2022

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2022, the stockholders of Soligenix, Inc. (the “Company”) approved an amendment (the “Equity Plan Amendment”) to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) to increase (i) the maximum number of shares of common stock, par value $0.001 per share (“Common Stock”), available for issuance under the plan by 4,000,000 shares, bringing the total shares reserved for issuance under the plan to 6,000,000 shares, and (ii) (a) the maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year, (b) the maximum benefit that will be paid to any person under performance awards in any calendar year, and (c) the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value, unless granted in lieu of cash compensation equal to such fair market value, in each case from 120,000 to 200,000.  The Board of Directors of the Company had previously adopted the Equity Plan Amendment, subject to approval by the stockholders.

The Company’s Proxy Statement on Schedule 14A (as amended, the “Proxy Statement”) for its 2022 Annual Meeting of Stockholders, which the Company filed with the U.S. Securities and Exchange Commission on August 5, 2022, included a summary description of the 2015 Plan, as well as the full text of the 2015 Plan, as proposed to be amended, as Annex B thereto. The summary of the 2015 Plan contained in the Proxy Statement and the above description do not purport to be complete and are qualified in their entirety by reference to the complete text of the 2015 Plan, as amended, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 22, 2022, Soligenix, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders.  At the Annual Meeting, the stockholders of the Company voted on the following five proposals and cast their votes as described below. The Annual Meeting was partially adjourned to October 19, 2022 solely with respect to the voting on Proposal Two. The Annual Meeting will resume solely with respect to Proposal Two at 9:00 a.m. Eastern Time on October 19, 2022 and will continue to be held virtually via live audio-only webcast at www.virtualshareholdermeeting.com/sngx2022.

Proposal One Election of Directors:

The following five nominees were elected as directors to serve until the 2023 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Christopher J. Schaber, PhD	11,292,620	854,399
Gregg A. Lapointe, CPA, MBA	11,002,809	1,143,210
Diane L. Parks, MBA	9,205,298	2,940,721
Robert J. Rubin, MD	9,511,850	2,634,169
Jerome B. Zeldis, MD, PhD	9,200,089	2,945,930

There were 10,943,723 broker non-votes in the election of directors.

Proposal Two Amendment to Second Amended and Restated Certificate of Incorporation:

Proposal Two was to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 75,000,000 to 125,000,000. The Company has adjourned the Annual Meeting solely with respect to Proposal Two to provide its stockholders additional time to vote on such proposal. Support for Proposal Two has exceeded 80% of the votes cast on the proposal. However, the affirmative vote of holders of more than 50% of all of the Company’s issued and outstanding shares of Common Stock is necessary for Proposal Two to be approved.

Proposal Three Amendment to 2015 Equity Incentive Plan:

The proposal to approve the Equity Incentive Plan Amendment was approved by votes as follows:

For	Against	Abstain
7,393,775	4,654,801	97,443

There were 10,943,723 broker non-votes on this proposal.

Proposal Four Non-binding advisory vote on executive compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
9,996,593	2,002,023	147,403

There were 10,943,723 broker non-votes on this proposal.

Proposal Five Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of EisnerAmper, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 was approved by votes as follows:

For	Against	Abstain
21,774,709	857,851	457,182

There were no broker non-votes on this proposal.

Item 7.01. Regulation FD Disclosure

On September 23, 2022, the Company issued a press release announcing the convening and partial adjournment of the Annual Meeting and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Soligenix, Inc. 2015 Equity Incentive Plan, as amended on June 18, 2017, September 27, 2018, September 6, 2019 and September 22, 2022.

99.1	Press Release dated September 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

September 23, 2022	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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